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                                                                    Exhibit 21.1

Subsidiary Name                                           State of Incorporation
---------------                                           ----------------------

A-Best Disposal, Inc.                                     OH
Ace Disposal Services, Inc.                               OH
ADAJ Corporation                                          CA
Anderson Refuse Company, Inc.                             IN
Anderson Solid Waste, Inc.                                CA
Arc Disposal Company, Inc.                                IL
Ariana, LLC                                               DE
Astro Waste Services, Inc.                                ME
Atlas Transport, Inc.                                     CA
Barker Brothers Waste Incorporated                        TN
Barker Brothers, Inc.                                     TN
Bay Collection Services, Inc.                             CA
Bay Environmental Management, Inc.                        CA
Bay Landfills, Inc.                                       CA
Bay Leasing Company, Inc.                                 CA
Berkeley Sanitary Service, Inc.                           CA
Berrien County Landfill, Inc.                             MI
BLT Enterprises of Oxnard, Inc.                           CA
Bluegrass Recycling & Transfer Company                    KY
Bom Ambiente Insurance Company                            Cayman Islands
Bosman Bros., Inc.                                        IL
Calvert Trash Service Incorporated                        MD
Calvert Trash Systems, Incorporated                       MD
Capital Waste & Recycling, Inc.                           NY
Coggins Waste Management, Inc.                            NJ
Commercial Waste Disposal , Inc.                          KY
Compactor Rental Systems of Delaware, Inc.                DE
Consolidated Disposal Service, LLC                        DE
Continental Waste Industries - Gary, Inc.                 IN
Continental Waste Industries, Inc.                        DE
Covington Waste, Inc.                                     TN
Crockett Sanitary Service, Inc.                           CA
CWI of Florida, Inc.                                      FL
CWI of Illinois, Inc.                                     IL
CWI of Missouri, Inc.                                     MO
CWI of Northwest Indiana, Inc.                            IN
E & P Investment Corporation                              IL
Envirocycle, Inc.                                         FL
Environmental Specialists, Inc.                           MO
FLL, Inc.                                                 MI
G.E.M. Environmental Management, Inc.                     DE
Gilliam Transfer, Inc.                                    MO
Green Disposal, Inc.                                      UT
Greenfield Environmental Development Corp.                DE
Hanks Disposal, Inc.                                      IN
Hillside Disposal Service, Inc.                           IL
Honeygo Run Reclamation Center, Inc.                      MD
Indiana Recycling, LLC                                    IN
Jamax Corporation                                         IN
K & K Trash Removal, Inc.                                 MD
Karat Corp.                                               NJ
L.R. Stuart and Son, Inc.                                 VA



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McCusker Recycling, Inc.                                  PA
Meyer Transportation, LLC                                 IN
M-G Disposal Service, LLC                                 DE
Midwest Material Management, Inc.                         IN
Noble Risley, Jr. & Sons, Inc.                            IL
Northwest Tennessee Disposal Corp.                        TN
Oceanside Waste & Recycling Services                      CA
Ohio Republic Contracts, II, Inc.                         DE
Ohio Republic Contracts, Inc.                             OH
Peninsula Waste Systems, LLC                              MD
Perdomo & Sons, Inc.                                      CA
Perdomo/BLT Enterprises, LLC                              CA
Potrero Hills Landfill, Inc.                              CA
Prichard Landfill Corporation                             WV
Raritan Valley Disposal Service Co., Inc.                 NJ
Raritan Valley Recycling, Inc.                            NJ
Reliable Disposal, Inc.                                   MI
Republic Acquisition Company                              DE
Republic Dumpco, Inc.                                     NV
Republic Enivronmental Technologies, Inc.                 NV
Republic Services Aviation, Inc.                          FL
Republic Services Financial LP, Inc.                      DE
Republic Services Financial, Limited Partnership          DE
Republic Services Holding Company, Inc.                   DE
Republic Services Leasing, Inc.                           DE
Republic Services of Arizona Hauling, LLC                 AZ
Republic Services of California Holding Company, Inc.     DE
Republic Services of California I, LLC                    DE
Republic Services of California II, LLC                   DE
Republic Services of Canada, Inc.                         Canada
Republic Services of Colorado Hauling, LLC                CO
Republic Services of Colorado I, LLC                      CO
Republic Services of Florida GP, Inc.                     DE
Republic Services of Florida LP, Inc.                     DE
Republic Services of Florida, Limited Partnership         DE
Republic Services of Georgia GP, Inc.                     DE
Republic Services of Georgia LP, Inc.                     DE
Republic Services of Georgia, Limited Partnership         DE
Republic Services of Indiana LP, Inc.                     DE
Republic Services of Indiana, Limited Partnership         DE
Republic Services of Kentucky, LLC                        KY
Republic Services of Maryland, LLC                        MD
Republic Services of Michigan Hauling, LLC                MI
Republic Services of Michigan Holding Company, Inc.       DE
Republic Services of Michigan I, LLC                      MI
Republic Services of Michigan II, LLC                     MI
Republic Services of Michigan III, LLC                    MI
Republic Services of Michigan IV, LLC                     MI
Republic Services of Michigan V, LLC                      MI
Republic Services of New Jersey I, LLC                    DE
Republic Services of New Jersey II, LLC                   DE
Republic Services of New Jersey, Inc. f/k/a Middlesex     NJ



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Republic Services of New York Hauling, LLC                NY
Republic Services of New York, Inc.                       DE
Republic Services of North Carolina, LLC                  NC
Republic Services of Ohio Hauling, LLC                    OH
Republic Services of Ohio I, LLC                          OH
Republic Services of Ohio II, LLC                         OH
Republic Services of Ohio III, LLC                        OH
Republic Services of Ohio IV, LLC                         OH
Republic Services of Pennsylvania, LLC                    DE
Republic Services of South Carolina, LLC                  DE
Republic Services of Tennessee, LLC                       DE
Republic Services of Virginia, LLC                        VA
Republic Services of Wisconsin GP, Inc.                   DE
Republic Services of Wisconsin LP, Inc.                   DE
Republic Services of Wisconsin, Limited Partnership       DE
Republic Services Real Estate Holding, Inc.               NC
Republic Services Risk Management, Inc.                   DE
Republic Services Vasco Road, LLC                         DE
Republic Silver State Disposal, Inc.                      NV
Republic Wabash Company                                   DE
Republic Waste Services of Texas GP, Inc.                 DE
Republic Waste Services of Texas LP, Inc.                 DE
Republic Waste Services of Texas, Ltd.                    TX
RI/Alameda Corp.                                          CA
Richmond Sanitary Service, Inc.                           CA
RITM, LLC                                                 DE
RPB Services, LLC f/k/a Republic Services of New Jersey   NJ
RS/WM Holding Company, LLC                                DE
RSG Cayman Group, Inc.                                    DE
Rubbish Control, LLC                                      DE
Sandy Hollow Landfill Corp.                               WV
Sanifill, Inc.                                            TN
Schofield Corporation of Orlando                          FL
Solano Garbage Company                                    CA
South Trans, Inc.                                         NJ
Southern Illinois Regional Landfill, Inc.                 IL
Suburban Sanitation Services, Inc.                        AZ
Sunrise Disposal, Inc.                                    IN
Taormina Industries, LLC                                  DE
Tay-Ban Corporation                                       MI
Terre Haute Recycling, Inc.                               IN
The LETCO Group, Limited Partnership                      DE
Tri-County Refuse Service, Inc,                           MI
Triple G Landfills, Inc.                                  IN
United Refuse Co., Inc.                                   IN
Victory Environmental Services, Inc.                      DE
Victory Waste Incorporated                                CA
W.R. Lalevee Realty Company, Inc.                         NJ
Wabash Valley Development Corporation                     IN
Wabash Valley Landfill Company, Ltd.                      PA
Wabash Valley Refuse Removal Company, L.P.                IN
Waste Services of Kentucky, LLC                           DE



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West Contra Costa Energy Recovery Company                 CA
West Contra Costa Sanitary Landfill, Inc.                 CA
West County Landfill, Inc.                                CA
West County Resource Recovery, Inc.                       CA
Wilshire Disposal Services, Inc.                          CA
Zakaroff Services                                         CA